Share-Based Employee Compensation	3 Months Ended
Mar. 22, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Employee Compensation
SHARE-BASED EMPLOYEE COMPENSATION
The Company recognized share-based compensation expense of $9.9 million and $11.5 million in the first quarter of 2014 and 2013, respectively, as a component of operating and administrative expense.
The Company determines fair value of stock option awards using the Black-Scholes option pricing model. The weighted-average assumptions used to value Safeway’s grants of stock options through the first quarter, by year, are as follows:

	2014	2013
Expected life (in years)	6.25	6.25	-	6.50
Expected stock volatility	27.9%	33.0%
Risk-free interest rate	2.0%	1.3%
Expected dividend yield during the expected term	2.8%	3.8%